                                                                    EXHIBIT 99.1



FOR IMMEDIATE RELEASE -- February 3, 2006 (9:00 a.m. Central Time)

CAPITAL BANCORP, INC.
1820 WEST END AVENUE
NASHVILLE, TENNESSEE 37203

Contact: Sally P. Kimble, Executive Vice President and Chief Financial Officer
         (615.565.8645)

                  CAPITAL BANCORP, INC., NASHVILLE, TENNESSEE,
               ANNOUNCES FOURTH QUARTER AND 2005 YEAR-END EARNINGS

Nashville, Tennessee, February 3, 2006 - Capital Bancorp, Inc. today issued the following statement:

Capital Bancorp, Inc. reported consolidated earnings and financial highlights for the quarter and year ended December 31, 2005. Capital Bancorp, Inc. is the parent company of Capital Bank & Trust Company and Capital Bancorp Capital Trust
I. These results included:

Net income before income taxes for the year ended December 31, 2005 was $4,984,000, $1,077,000 more than pre-tax net income for 2004 of $3,907,000. That represents an increase of 27.6% over 2004. For the quarters ended December 31, 2005 and 2004, net income before income taxes was $1,305,000 and $893,000, respectively. That amounts to an increase of 46.1%. Net income after taxes for the year ended December 31, 2005, was $3,224,000, or $0.93 basic earnings per common share, down 4.4% from $3,373,000, or $1.04 basic earnings per common share, for the same period of 2004. Net income for the fourth quarter of 2005 was $834,000, or $0.24 basic earnings per common share, down 27.8% from $1,155,000, or $0.34 basic earnings per common share, for the same period in 2004. The net earnings difference for the fourth quarter and for the year is attributable to income tax benefits received in the third and fourth quarters of 2004 related to non-qualified stock options that were exercised during that period. Pretax earnings for the fourth quarter 2005 are up $412,000, or 46.1%, when compared with pretax earnings for the same period in 2004. For comparison, income tax expense for the quarters ended December 31, 2005 and 2004, were $471,000 and a benefit of $262,000, respectively. In comparing the years ended December 31, 2005 and 2004, income tax expenses were $1,760,000 and $534,000, respectively.

The Company continues to report growth based on the increase in loans and deposits at its subsidiary, Capital Bank & Trust Company. Total assets have increased $99,785,000, or 26.7%, from $374,109,000 at December 31, 2004, to
$473,894,000 at December 31, 2005. Loans, net of allowance for possible loan losses and unearned interest and fees, increased $95,760,000, or about 33.1%, during the year, ending the period at $385,098,000. Total deposits increased $98,643,000, or 35.2%, to $378,670,000 during the same period.

In commenting on the Company's performance for the period, R. Rick Hart, Chairman, President and CEO, said: "We are delighted with our growth for the year -- over 33% for loans and over 35% for deposits. We also experienced nearly 28% growth in our net income before taxes -- a great year created by an outstanding team of professionals."

Included with this press release is a copy of the Company's unaudited balance sheet and income statement for the periods indicated. This unaudited information should be read in conjunction with the notes to the consolidated financial statements presented in the Company's December 31, 2004 Annual Report on

Form 10-K that was filed with the Securities and Exchange Commission on March 30, 2005.

Statements in this press release that are not statements of historical or current fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties readers are urged to consider statements labeled with the terms believes, belief, expects, intends, anticipates or plans to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission. The following important factors affect the future results of the Company and could cause those results to differ materially from those expressed in the forward-looking statements: Changes in interest rates, further declines or upward trends in the local, regional, state and national economies, as well as the effects of future government fiscal and monetary policies, and the Bank's ability to attract stable low-cost deposits and to make quality and profitable loans, among other things, are all factors that can have a material impact on the Company's ability to achieve favorable results. To these must be added other risks previously and hereafter identified from time to time in the Company's reports to the Securities and Exchange Commission and in public announcements. In addition, all numbers are unaudited and quarterly results are subject to adjustment in the ordinary course of business. The Company undertakes no obligation to correct or update this information.

Capital Bancorp, Inc. is a registered bank holding company headquartered in Nashville, Tennessee. It offers extensive and service-intensive financial products and services through its subsidiary Capital Bank & Trust Company, which operates six full-service banking offices in Davidson and Sumner Counties, in Tennessee, including West End, Downtown, Green Hills, Goodlettsville, Hendersonville, and Hermitage. Capital Bank & Trust Company also operates a loan production office in Brentwood, Tennessee. Capital Bancorp, Inc. also has a wholly owned trust subsidiary, Capital Bancorp Capital Trust I, which was established in the second quarter of 2005 to facilitate the issuing of trust preferred securities. For additional information about the Company and the Bank, please visit the Bank's website at www.capitalbk.com.


                                      #####


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                              CAPITAL BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS



                                                                       UNAUDITED
                                                                      DECEMBER 31,     December 31,
(in thousands)                                                            2005            2004
---------------------------------------------------------------------------------------------------
ASSETS

Loans, less allowance for possible loan losses
                and unearned interest and fees                        $ 385,098         $ 289,338

Securities available-for-sale, at market value                           57,040            60,789

Loans held for sale                                                       1,940             2,138

Interest-bearing deposits in financial institutions                       1,388               225

Federal Funds Sold                                                           25              --

Equity securities, at book value                                          2,795             2,540
---------------------------------------------------------------------------------------------------
        Total earning assets                                            448,286           355,030
---------------------------------------------------------------------------------------------------


Cash & due from banks                                                     9,634             5,689

Investment in Capital Trust I (Unconsolidated Subsidiary)                   372              --

Bank premises and equipment, net                                          5,200             4,612

Cash Surrender Value of Life Insurance                                    4,773             4,614

Interest receivable                                                       2,142             1,569

Deferred income taxes                                                     2,125             1,220

Other real estate                                                          --                 383

Other assets                                                              1,362               992
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        Total Assets                                                  $ 473,894         $ 374,109
===================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits                                                              $ 378,670         $ 280,027
Securities Sold Under Repurchase Agreements                               3,925             2,808
Federal Funds Purchased                                                    --              21,980
Advances from Federal Home Loan Bank                                     46,861            41,536
Long-Term Subordinated Debentures                                        12,372              --
Accrued interest and other liabilities                                    3,454             1,970
---------------------------------------------------------------------------------------------------

Total liabilities                                                       445,282           348,321

Stockholders' equity:
Preferred stock                                                            --                --
Common stock, no par value                                               14,315            14,080
Additional paid-in capital                                                   32
Retained earnings                                                        14,954            11,730
Net unrealized gains/(losses) on available-for-sale securities             (689)              (22)
---------------------------------------------------------------------------------------------------
Total stockholders' equity                                               28,612            25,788
---------------------------------------------------------------------------------------------------
        Total Liabilities and Stockholders' Equity                    $ 473,894         $ 374,109
===================================================================================================


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                              CAPITAL BANCORP, INC.
                         CONSOLIDATED INCOME STATEMENTS

                                                                         TWELVE MONTHS ENDED           QUARTER ENDED
                                                                             DECEMBER 31,               DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------
                                                                              UNAUDITED                  UNAUDITED
(in thousands, except earnings per share)                                 2005         2004         2005          2004
------------------------------------------------------------------------------------------------------------------------
Interest and fees on loans                                              $24,180      $15,357      $ 7,104       $ 4,497
Interest and dividends on securities:
   Taxable securities                                                     1,950        1,890          475           506
   Exempt from Federal income taxes                                         331          276           97            77
Interest on loans held for sale                                             116          103           38            19
Interest on Federal funds sold                                               17           14            2          --
Interest on interest-bearing deposits in financial institutions              19            8            6             1
Interest and dividends on restricted equity securities                      103           76           30            20
Interest on trust preferred securities                                       12         --              6          --
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 INTEREST INCOME                                                         26,728       17,724        7,758         5,120
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 Interest on savings accounts                                             1,053            7          493             2
 Interest on negotiable order of withdrawal accounts                         78           25           24             7
 Interest on money market accounts                                        1,461        1,222          375           332
 Interest on certificates of deposits over $100,000                       3,040        1,771          964           476
 Interest on certificates of deposits - other                             3,040        1,713          894           501
 Interest on securities sold under repurchase agreements                     41           19           13             6
 Interest on advances from FHLB                                           1,933        1,105          514           327
 Interest on federal funds purchased                                        188           96            0            58
 Interest on subordinated debentures                                        384         --            178          --
 Interest on other borrowings                                                11         --              0          --
------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE                                                         11,229        5,958        3,455         1,709
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Net interest income                                                      15,499       11,766        4,303         3,411
Provision for loan losses                                                 1,665        1,514          453           606
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               Net interest income after provision for loan losses       13,834       10,252        3,850         2,805
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Non-interest income:
    Service charges on deposit accounts                                   1,117        1,214          298           302
    Other fees and commissions                                              398          324          135            69
    Gain on sales of loans                                                  745          672          207           130
    Gains on securities called                                               14         --              0          --
    Gain on sales of other real estate                                        3         --            (16)           (1)
------------------------------------------------------------------------------------------------------------------------
               Total non-interest income                                  2,277        2,210          624           500
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Non-interest expense:
    Employee salaries and benefits                                        6,742        4,704        1,949         1,386
    Occupancy expenses                                                    1,059          776          295           135
    Furniture and equipment expenses                                        409          424          123           176
    Data processing expense                                                 272          247           79            63
    Legal fees and expenses                                                 268          284           70            95
    Professional fees                                                       416          494          112           118
    Other operating expenses                                              1,948        1,569          539           393
    Loss on writedown of repossessed assets                                  13         --              2          --
    Loss on sale of other assets                                            --             15         --              15
    Loss on sale of other real estate                                       --             42         --              31
------------------------------------------------------------------------------------------------------------------------
               Total non-interest expense                                11,127        8,555        3,169         2,412
------------------------------------------------------------------------------------------------------------------------
Income before income tax expense                                          4,984        3,907        1,305           893
Income tax expense                                                        1,760          534          471          (262)
------------------------------------------------------------------------------------------------------------------------

Net income                                                              $ 3,224      $ 3,373      $   834       $ 1,155
========================================================================================================================

Basic earnings per common share                                         $  0.93      $  1.04      $  0.24       $  0.35
========================================================================================================================

Diluted earnings per common share                                       $  0.88      $  1.00      $  0.23       $  0.35
========================================================================================================================